LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

MARCH 1, 2011

SUPPLEMENT TO THE PROSPECTUS, DATED JANUARY 28, 2011, OF

LEGG MASON MANAGER SELECT LARGE CAP GROWTH FUND

The section titled “Principal investment strategies” of the fund’s Prospectus is deleted and replaced with the following:

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of large-capitalization companies (or other financial instruments that derive their value from the equity securities of such companies). The fund generally follows a growth discipline in selecting securities.

The fund may invest up to 20% of its net assets in small- and mid- capitalization companies. The fund may also invest up to 20% of its net assets in securities of foreign companies. Further, the fund may engage in short sales of securities and other instruments. Short sales may be used to hedge or substantially offset long positions held by the fund, but also may be unrelated to any long positions held by the fund. The fund may hold no more than 25% of its net assets (taken at current market value) as required collateral for such sales at any one time. The fund may also invest in derivatives such as futures and options, to attempt to enhance its return, or to hedge its investments, among other things.

The fund utilizes a “multi-manager” approach whereby the fund’s assets are normally allocated among multiple investment strategies (each managed by a different subadviser and/or investment team) and the Legg Mason Global Asset Allocation “completion portfolio” (managed by the fund’s adviser). Each subadviser and/or investment team uses a different investment strategy that the fund’s adviser believes is generally complementary to the investment strategies used by the fund’s other subadvisers and investment teams. Each subadviser acts independently from the other subadvisers and from the fund’s adviser and uses its own methodology for selecting investments. Under normal market conditions, approximately 30% of the fund’s assets will be managed by ClearBridge Advisors, LLC in its Aggressive Growth strategy, approximately 30% of the fund’s assets will be managed by ClearBridge Advisors, LLC in its Large Cap Growth strategy, approximately 30% of the fund’s assets will be managed by Legg Mason Capital Management, Inc. in its Growth strategy and the remainder of the fund’s assets will be managed by Legg Mason Global Asset Allocation, LLC in a “completion portfolio” that attempts to reduce overall fund tracking error versus the fund’s comparative index. Legg Mason Global Asset Allocation, LLC manages the “completion portfolio” with reference to the portions of the fund’s assets managed by the subadvisers, but acts independently of the subadvisers in managing the “completion portfolio.”

The section titled “Management” of the fund’s Prospectus is deleted and replaced with the following:

Management

Manager: Legg Mason Partners Fund Advisor, LLC

Adviser: Legg Mason Global Asset Allocation, LLC (“LMGAA”)

Subadvisers: ClearBridge Advisors, LLC (“ClearBridge”), Batterymarch Financial Management, Inc. and Legg Mason Capital Management, Inc. (“Legg Mason Capital Management”)

Portfolio managers:

LMGAA “Completion Portfolio”: Steven D. Bleiberg, Y. Wayne Lin and Andrew D. Purdy have been Portfolio Managers of the fund since 2009.

ClearBridge Aggressive Growth strategy: Richard Freeman and Evan Bauman have been Portfolio Managers of the fund since 2009.

ClearBridge Large Cap Growth strategy: Scott Glasser and Peter Bourbeau have been Portfolio Managers of the fund since 2009.

Legg Mason Capital Management Growth strategy: Robert G. Hagstrom, Jr. has been Portfolio Manager of the fund since 2011.

The sub-section titled “More on the funds’ investment strategies, investments and risks – Legg Mason Manager Select Large Cap Growth Fund – Multi-manager approach” of the fund’s Prospectus is deleted and replaced with the following:

Multi-manager approach

The fund utilizes a “multi-manager” approach whereby the fund’s assets are normally allocated among three investment strategies (managed by two different subadvisers) and the Legg Mason Global Asset Allocation “completion portfolio” (managed by the fund’s adviser). Each portion of the fund’s assets is managed using a different but complementary investment strategy. Each subadviser, but not the adviser, acts independently from the others and uses its own methodology for selecting investments. Under normal market conditions, approximately 30% of the fund’s assets will be managed by ClearBridge Advisors, LLC (“ClearBridge”) in its Aggressive Growth strategy, approximately 30% of the fund’s assets will be managed by ClearBridge in its Large Cap Growth strategy, approximately 30% of the fund’s assets will be managed by Legg Mason Capital Management, Inc. (“Legg Mason Capital Management”) in its Growth strategy and the remainder of the fund’s assets will be managed by Legg Mason Global Asset Allocation, LLC (“LMGAA”) in a “completion portfolio.”

Actual allocations among the subadvisers may deviate from the amounts shown by up to 5% of the fund’s net assets. Each of the above percentages is an asset allocation target established by LMGAA to achieve the fund’s investment objective and may be changed without shareholder approval. Each portion of the fund also may deviate temporarily from its asset allocation target for defensive purposes or as a result of appreciation or depreciation of its holdings. LMGAA rebalances each portion of the fund as it deems appropriate even if performance differences among the subadvisers result in one subadviser’s portion being significantly in excess of the original allocation.

LMGAA may also allocate a portion of the fund’s assets to the following subadviser, either in place of or in addition to the subadvisers named above: Batterymarch Financial Management, Inc.

ClearBridge Aggressive Growth strategy: In managing this portion of the fund’s assets, ClearBridge will invest primarily in common stocks of companies the portfolio managers believe are experiencing, or will experience, growth in earnings exceeding the average rate of earnings growth of the companies that comprise the S&P 500 Index. The portfolio may invest in the securities of large, well-known companies offering prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the portfolio’s assets may be invested in the securities of such companies. The portfolio managers emphasize individual security selection while diversifying their portion of the fund’s investments across industries, which may help to reduce risk. The portfolio managers focus primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the fund acquires their stocks. When evaluating an individual stock, the portfolio managers consider whether the company may benefit from: new technologies, products or services, new cost reducing measures, changes in management or favorable changes in government regulations.

ClearBridge Large Cap Growth strategy: In managing this portion of the fund’s assets, ClearBridge emphasizes individual security selection while diversifying the fund’s investments across industries, which may help to reduce risk. The portfolio managers attempt to identify established large-capitalization companies with the highest growth potential. The portfolio managers then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, the portfolio managers attempt to identify the best values available among the growth companies identified. In selecting individual companies for investment, the portfolio managers look for: favorable earnings prospects, technological innovation, industry dominance, competitive products and services, global scope, long-term operating history, consistent and sustainable long-term growth in dividends and earnings per share, strong cash flow, high return on equity, strong financial condition, and experienced and effective management.

Legg Mason Capital Management Growth strategy: In managing this portion of the fund’s assets, Legg Mason Capital Management invests primarily in common stocks that, in the portfolio manager’s opinion, appear to offer above average growth potential and trade at a significant discount to the portfolio manager’s assessment of their intrinsic value. The selection of common stocks is made through a process whereby companies are identified and selected as eligible investments by examining fundamental quantitative and qualitative aspects of the company, its management and its financial position as compared to its stock price. This is a bottom up, fundamental method of analysis. The portfolio manager’s investment strategy is based on the principle that a shareholder’s return from owning a stock is ultimately determined by the fundamental economics of the underlying business. The portfolio manager expects to invest in a limited number of companies. The portfolio manager may decide to sell investments given a variety of circumstances, such as when an investment no longer appears to the portfolio manager to offer the potential for long-term growth of capital, when an investment opportunity arises that the portfolio manager believes is more compelling or to realize gains or limit losses. The portfolio manager may also invest in foreign securities.

Legg Mason Global Asset Allocation “completion portfolio”: LMGAA will manage its portion of the fund’s assets in a “completion portfolio” that, to the extent deemed appropriate by LMGAA, attempts to reduce the overall fund’s tracking error versus its comparative index, the Russell 1000® Growth Index. LMGAA will use proprietary and/or licensed risk models and optimization software to construct the “completion portfolio.” The process will begin with an overall assessment and analysis of the active risks of the combined subadvised portfolios. Active risk refers to differences in a portfolio’s composition relative to that of the portfolio’s comparative index due to the investment decisions of the portfolio managers. The risk modeling process will break the combined portfolio’s active risk down into its various sources – some coming from exposure to broad market factors like size or volatility, some coming from industry or sector exposures, and some coming from the idiosyncratic risk that each individual stock contains (i.e., risk that is independent of the stock’s exposure to these other risk factors). Because each subadviser constructs its portion of the fund independently, LMGAA will then invest the “completion portfolio’s” assets in a manner designed to reduce the fund’s active risks that LMGAA believes have unattractive risk/reward profiles. In constructing the “completion portfolio” and selecting portfolio investments, LMGAA will rely principally on its risk models and optimization software to analyze the attractiveness of risk/reward profiles and to provide information concerning the positions that the “completion portfolio” could hold to reach appropriate active risk positions for the entire fund portfolio. LMGAA generally will not engage in fundamental, company-specific security analysis with respect to securities purchased and sold in the “completion portfolio.” The “completion portfolio” will be drawn from the universe of stocks that make up the Russell 1000® Index, as well as from the universe of ETFs, which may enable the fund’s portfolio to achieve desired levels of sector exposure more directly. LMGAA may also utilize equity swaps and index futures to achieve desired levels of market or sector exposures. In addition, LMGAA may sell securities short in the “completion portfolio” to achieve desired levels of sector exposures. However, LMGAA will not engage in short sales of securities held in one of the subadvised portfolios.

The sub-section labeled “Subadvisers” under the section titled “More on management” in the fund’s Prospectus is deleted and replaced with the following:

Subadvisers:

Each fund’s investments, other than those selected by LMGAA in the “completion portfolio,” are selected by one or more of the following subadvisers, which act independently of one another.

Brandywine Global Investment Management, LLC (“Brandywine Global”), 2929 Arch Street, Philadelphia, Pennsylvania 19104, serves as a subadviser to Large Cap Value. Brandywine Global acts as adviser or subadviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. Aggregate assets under management of Brandywine Global were approximately $32.0 billion as of December 31, 2010.

ClearBridge Advisors, LLC (“ClearBridge”), 620 Eighth Avenue, New York, New York 10018, serves as a subadviser to each fund. ClearBridge is an investment adviser that was formed to succeed to the equity securities portfolio management business of Citigroup Asset Management (“CAM”), which was acquired by Legg Mason,

Inc. in December 2005. As of December 31, 2010, ClearBridge’s total assets under management were approximately $55.7 billion.

Batterymarch Financial Management, Inc. (“Batterymarch”), John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116, serves as subadviser to each fund. Batterymarch, founded in 1969, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $23.3 billion as of December 31, 2010.

Legg Mason Capital Management, Inc. (“Legg Mason Capital Management”), 100 International Drive, Baltimore, Maryland 21202, serves as a subadviser to each fund. As of December 31, 2010, Legg Mason Capital Management had aggregate assets under management of approximately $15.8 billion.

LMPFA, LMGAA, Batterymarch, Brandywine Global, ClearBridge, Legg Mason Capital Management and LMIS are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

The sub-section labeled “Portfolio managers – Large Cap Growth” under the section titled “More on management” in the fund’s Prospectus is deleted and replaced with the following:

Large Cap Growth. The following portfolio managers provide day-to-day management of the assets of Large Cap Growth that are managed by ClearBridge’s Aggressive Growth Portfolio Management Team:

Mr. Freeman is a Senior Portfolio Manager and Managing Director of ClearBridge and has 34 years of industry experience. Mr. Freeman joined the subadviser or its predecessor in 1983.

Mr. Bauman is a Portfolio Manager and Managing Director of ClearBridge and has 14 years of industry experience. Mr. Bauman joined the subadviser or its predecessor in 1996.

The following portfolio managers provide day-to-day management of the assets of Large Cap Growth that are managed by ClearBridge’s Large Cap Growth Portfolio Management Team:

Scott Glasser is a Senior Portfolio Manager and a Managing Director of ClearBridge and has 19 years of investment industry experience. Mr. Glasser joined the subadviser or its predecessor in 1993.

Peter Bourbeau is a Portfolio Manager and Managing Director for ClearBridge and has 19 years of investment industry experience. Mr. Bourbeau joined the subadviser or its predecessor in 1991.

The following portfolio manager provides day-to-day management of the assets of Large Cap Growth that are managed by Legg Mason Capital Management’s Growth Portfolio Management Team:

Robert G. Hagstrom, Jr. is a Senior Vice President and Portfolio Manager of Legg Mason Capital Management and has 27 years of investment industry experience. Mr. Hagstrom joined the subadviser or its predecessor in 1998.

This supplement should be retained with your Prospectus for future reference.

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